Summary Prospectus
May 1, 2023
Columbia Acorn Family of Funds
Managed by Columbia Wanger Asset Management, LLC
Columbia
  Thermostat FundSM

Class	Ticker Symbol
A	CTFAX
Advisor (Class Adv)	CTORX
C	CTFDX
Institutional (Class Inst)	COTZX
Institutional 2 (Class Inst2)	CQTRX
Institutional 3 (Class Inst3)	CYYYX
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, Statement of Additional Information and other information about the Fund online at https://www.columbiathreadneedleus.com/resources/literature. If you hold your Fund shares through a financial intermediary (such as a broker-dealer or bank), you can get this information at no cost by contacting that financial intermediary. If you hold your Fund shares directly with the Fund, you can get this information at no cost by calling 800.345.6611 or by sending an email to serviceinquiries@columbiathreadneedle.com. This Summary Prospectus incorporates by reference the Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2023.
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
Columbia Thermostat FundSM (the Fund) seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and members of your immediate family invest, or agree to invest in the future, at least $50,000 in certain classes of shares of eligible funds distributed by Columbia Management Investment Distributors, Inc. (the Distributor). More information is available about these and other sales charge discounts and waivers from your financial intermediary, and can be found in the Choosing a Share Class section beginning on page 49 of the Fund’s prospectus, in Appendix A to the prospectus beginning on page A-1 and in Appendix S to the Statement of Additional Information (SAI) under Sales Charge Waivers beginning on page S-1.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Classes Adv, Inst, Inst2 and Inst3
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	1.00% (a)	1.00% (b)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class Adv	Class C	Class Inst	Class Inst2	Class Inst3
Management fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or service (12b-1) fees	0.25%	0.00%	1.00%	0.00%	0.00%	0.00%
Other expenses	0.20%	0.20%	0.20%	0.20%	0.15%	0.11%
Acquired fund fees and expenses	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%
Total annual Fund operating expenses(c)	0.90%	0.65%	1.65%	0.65%	0.60%	0.56%
Fee waivers and/or expense reimbursements(d)	(0.05%)	(0.05%)	(0.05%)	(0.05%)	(0.05%)	(0.05%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	0.85%	0.60%	1.60%	0.60%	0.55%	0.51%
(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
(c)	“Total annual Fund operating expenses” include acquired fund (Portfolio Fund) fees and expenses (expenses the Fund incurs indirectly through its investments in other funds) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus because the ratio of expenses to average net assets does not include Portfolio Fund (acquired fund) fees and expenses.
(d)	Columbia Wanger Asset Management, LLC (the Investment Manager) has contractually agreed to waive fees and reimburse certain expenses of the Fund, through April 30, 2024, so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, including the Portfolio Funds) do not exceed the annual rates of 0.50% for Class A shares, 0.25% for Class Adv shares, 1.25% for Class C shares, 0.25% for Class Inst shares, 0.20% for Class Inst2 shares and 0.16% for Class Inst3 shares. This arrangement may only be amended or terminated with approval from the Fund's Board of Trustees and the Investment Manager.
  Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■	you invest $10,000 in the applicable class of Fund shares for the periods indicated,
■	your investment has a 5% return each year, and
■	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
1	Columbia Thermostat FundSM

Class C shares’ 10-year cost examples below reflect the Class C shares 8-year conversion policy.
Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:
	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$657	$841	$1,040	$1,615
Class Adv (whether or not shares are redeemed)	$ 61	$203	$ 357	$ 806
Class C (assuming redemption of all shares at the end of the period)	$263	$515	$ 892	$1,750
Class C (assuming no redemption of shares)	$163	$515	$ 892	$1,750
Class Inst (whether or not shares are redeemed)	$ 61	$203	$ 357	$ 806
Class Inst2 (whether or not shares are redeemed)	$ 56	$187	$ 330	$ 745
Class Inst3 (whether or not shares are redeemed)	$ 52	$174	$ 308	$ 697
Portfolio Turnover
The Fund will indirectly bear the expenses associated with portfolio turnover of the Portfolio Funds in which the Fund invests. Each Portfolio Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A Portfolio Fund’s higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when its shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 88% of the average value of its portfolio.
Principal Investment Strategies
The Fund is primarily managed as a fund that invests in other funds (i.e., a “fund-of-funds”) that seeks to achieve its investment objective by investing its assets among a selected group of underlying stock and bond mutual funds and exchanged-traded funds (ETFs) for which Columbia Wanger Asset Management, LLC, the Fund’s investment adviser (the Investment Manager) or its affiliates, including Columbia Management Investment Advisers, LLC (Columbia Management), serves as investment adviser or principal underwriter (the Portfolio Funds). Under normal circumstances, the Fund allocates at least 95% of its net assets (stock/bond assets) among the Portfolio Funds according to an asset allocation table based on the current level of the Standard & Poor’s (S&P) 500® Index.
Generally, the Fund’s allocation to stock funds increases as the S&P 500® Index declines and decreases as the S&P 500® Index rises. When the S&P 500® Index goes up in relation to trading range bands that are predetermined by the Investment Manager, the Fund sells a portion of its stock Portfolio Funds and invests more in the bond Portfolio Funds, and when the S&P 500® Index goes down in relation to the predetermined bands, the Fund increases its investment in the stock Portfolio Funds. Under normal circumstances, the Fund may invest up to 5% of net assets plus any cash received that day in cash, high quality short-term paper and government securities.
Although many asset allocation funds follow a basic approach of moving assets from stocks to bonds when the equity market goes up, and from bonds to stocks when the equity market goes down, some are run by investment managers who allocate fund assets by making subjective decisions based on complicated economic and financial models and complex graphs of market behavior. By contrast, the day-to-day investment decisions for the Fund are made according to a single predetermined allocation table. The temperature in your house is run by a single rule: your thermostat turns on the furnace if your house is too cold or turns on the air conditioner if your house is too warm. This Fund works the same way, so it is named Columbia Thermostat Fund.
Just as a thermostat may be set at different ranges for different seasons, the structure and allocation ranges of the Fund’s asset allocation table may be changed from time to time between two forms, based on the Investment Manager’s determination of whether it expects the equity market to be moving over the next year in a side-ways or non-directional pattern, which the Investment Manager terms an “expensive” market, or to be trending upward, which the Investment Manager terms a “normal” market. The Investment Manager’s process and methodology for determining whether the current market is “expensive” or “normal” and the structure of each form of allocation table are described in more detail in the Principal Investment Strategies section of the Fund's statutory prospectus. Such determination will be made on at least an annual basis and will be reflected in the asset allocation table disclosed in the Fund’s statutory prospectus. In general, the two different forms of allocation table are intended to maximize the capture of value under the two different sets of market conditions.
Columbia Thermostat FundSM	2

The Fund’s current form of asset allocation table, which is set forth in the Principal Investment Strategies section of the Fund's statutory prospectus, has been in place since the Fund’s inception, except for the period from May 1, 2020 through April 30, 2021. The current form of asset allocation table reflects the Investment Manager’s determination that the equity market is currently “expensive.” The “expensive” form of table may result in equity investment allocations as low as 10% or as high as 90% of Fund assets. The Investment Manager evaluates the appropriate form of asset allocation table and updates the S&P 500® Index trading range bands within the table at least annually. From May 1, 2020 through April 30, 2021, the form of asset allocation table in place for the Fund reflected the Investment Manager’s determination that the equity market was “normal.” With the “normal” form of table, the Fund’s equity investment allocations could be no less than 50% of Fund assets.
The Investment Manager chooses the Portfolio Funds to be generally consistent with the composition of the Fund’s primary stock and bond benchmarks and to allow the Fund to participate in strategies the Investment Manager believes can provide additional return due to active management.
The stock and bond Portfolio Funds that the Fund currently uses in its “fund-of-funds” structure, and the current target percentage for each Portfolio Fund within the stock or bond asset class, is set forth in the More Information – PIS section of the statutory prospectus for the Fund. The Investment Manager may substitute or add additional Portfolio Funds at any time, including funds introduced after the date of this prospectus.
See the Portfolio Funds Summary section of the Fund’s statutory prospectus for information about the Portfolio Funds’ investment objectives and principal investment strategies. Each of the Portfolio Funds is managed by the Investment Manager or its affiliates. The Fund does not pay any sales load on its purchases of shares of the Portfolio Funds.
The Investment Manager will conduct the market state review at least annually prior to the annual updating of this prospectus, and may, in its discretion, assess the market state on an “emergency” basis and make any changes deemed necessary to reflect, for example, a very significant move in market levels or a structural change affecting the markets.
Any such “emergency” changes by the Investment Manager, which are expected to be infrequent, would be disclosed in this prospectus.
Principal Risks
An investment in the Fund involves risks, including general risks, as described below, relating to the Fund’s investment process and its “fund-of-funds” structure. An investment in the Fund also involves specific risks related to the individual Portfolio Funds, including but not limited to those in which it invests. These risks are listed below, which in the aggregate are considered principal risks of investing in the Fund. More information about the Portfolio Funds, including their principal risks, is available in their prospectuses. This prospectus is not an offer for any of the Portfolio Funds. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Allocation Risk. The Investment Manager uses an asset allocation strategy in pursuit of its investment objective, there is a risk that the Fund's allocation among asset classes or investments will cause the Fund's shares to lose value or cause the Fund to underperform other funds with similar investment objectives and/or strategies, or that the investments themselves will not produce the returns expected.
Fund-of-Funds Risk. Determinations regarding asset classes or Portfolio Funds and the Fund’s allocations thereto may not successfully achieve the Fund’s investment objective, in whole or in part. The selected Portfolio Funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative Portfolio Funds that could have been selected to represent the asset class. The Fund also is exposed to the same risks as the Portfolio Funds in direct proportion to the allocation of its assets among the Portfolio Funds. By investing in a combination of Portfolio Funds, the Fund has exposure to the risks of many areas of the market. The ability of the Fund to realize its investment objective will depend, in large part, on the extent to which the Portfolio Funds realize their investment objectives. There is no guarantee that the Portfolio Funds will achieve their respective investment objectives. The performance of Portfolio Funds could be adversely affected if other entities that invest in the same Portfolio Funds make relatively large investments or redemptions in such Portfolio Funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of each Portfolio Fund are shared by its investors, redemptions by other investors in a Portfolio Fund could result in decreased economies of scale and increased operating expenses for such fund. These transactions might also result in higher brokerage, tax or other costs for a Portfolio Fund. This risk may be particularly important when one investor owns a substantial portion of a Portfolio Fund. The Investment
3	Columbia Thermostat FundSM

Manager may have potential conflicts of interest in selecting affiliated funds over unaffiliated funds for investment by the Fund, and may also face potential conflicts of interest in selecting affiliated funds, because the fees the Investment Manager receives from some Portfolio Funds may be higher than the fees paid by other Portfolio Funds. Columbia Thermostat Fund currently invests only in affiliated Portfolio Funds.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund is subject indirectly to the risks of the Portfolio Funds in which it invests. These risks are listed below. Please see the Portfolio Funds Summary and the More Information About the Fund sections of the Fund's statutory prospectus for information about the risks that apply to the Portfolio Funds.
■	Active Management Risk
■	Interest Rate Risk
■	Credit Risk
■	Preferred Stock Risk
■	High-Yield Investments Risk
■	Value Securities Risk
■	Growth Securities Risk
■	Sector Risk (including Consumer Discretionary Sector Risk, Financial Services Sector Risk, and Information Technology Sector Risk)
■	Foreign Securities Risk
■	Emerging Market Securities Risk
■	Sovereign Debt Risk
■	Foreign Currency Risk
■	Liquidity and Trading Volume Risk
■	Issuer Risk (including Small- and Mid-Cap Stock Risk, and Large-Cap Stock Risk)
■	U.S. Government Obligations Risk
■	Derivatives Risk (including Forward Contracts Risk)
■	Convertible Securities Risk
■	Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk
■	Stripped Securities Risk
■	Prepayment and Extension Risk
■	Reinvestment Risk
■	Depositary Receipts Risk
■	Changing Distribution Level Risk.
■	Geographic Focus Risk
■	Quantitative Models Risk
■	Rule 144A and Other Exempted Securities Risk
■	Counterparty Risk
■	Liquidity Risk.
Columbia Thermostat FundSM	4

■	Mortgage- and Other Asset-Backed Securities Risk
■	LIBOR Replacement Risk.
■	Frequent Trading Risk
■	Leverage Risk
■	Stripped Mortgage-Backed Securities Risk
The Fund is subject indirectly to the following risks of Portfolio Funds seeking returns that correspond to a stated market index.
■	Passive Investment Risk
■	Index Fund Risk
■	Index Methodology Risk
■	Correlation/Tracking Error Risk
The Fund is subject indirectly to the following risks of Portfolio Funds that are exchange-traded funds seeking investment results that, before fees and expenses, closely correspond to the performance of a stated index.
■	Exchange-Traded Fund Risk
■	Secondary Market Trading Risk
■	Market Price Relative to NAV Risk
■	Authorized Participant Concentration Risk
■	Fund Shares Liquidity Risk
■	Early/Late Close/Trading Halt Risk
Performance Information
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class Inst share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of two broad-based indexes: the S&P 500® Index, the Fund’s primary benchmark for equity securities, and the Bloomberg U.S. Aggregate Bond Index, the Fund’s primary benchmark for debt securities. The table below also compares the Fund’s returns with a secondary, custom index, the Blended Benchmark. The S&P 500® Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Bloomberg U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. The Blended Benchmark was established by the Investment Manager to show how the Fund’s performance compares to an equally weighted custom composite of the Fund’s primary equity and primary debt benchmarks, the S&P 500® Index and the Bloomberg U.S. Aggregate Bond Index, respectively. The percentage of the Fund’s assets allocated to underlying stock and bond Portfolio Funds will vary, and accordingly the composition of the Fund’s portfolio will not always reflect the composition of the Blended Benchmark.
The performance of one or more share classes shown in the Average Annual Total Returns table below includes the Fund’s Class Inst share returns (adjusted to reflect the higher class-related operating expenses of such classes, where applicable) for periods prior to the indicated inception date of such share classes. Except for differences in fees and expenses, all share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities.
The after-tax returns shown in the Average Annual Total Returns table below are calculated using the highest historical individual U.S. federal marginal income tax rates in effect during the period indicated in the table and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-advantaged accounts such as 401(k) plans or Individual Retirement Accounts (IRAs). The after-tax returns are shown only for Class Inst shares and will vary for other share classes. Returns after taxes on distributions and sale of Fund shares are higher than before-tax returns for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of Fund shares.
The Fund’s performance prior to May 2018 reflects returns achieved following a principal investment strategy with a single form of asset allocation table. While the Fund now follows a principal investment strategy with two potential forms of asset allocation tables, as described above in the Principal Investment Strategies section, the
5	Columbia Thermostat FundSM

form of the Fund’s currently effective asset allocation table was in place from the Fund’s inception in 2002 through April 30, 2020. The Fund's performance prior to May 1, 2020 and after April 30, 2021 reflects the current form of allocation table. The Fund’s performance from May 1, 2020 through April 30, 2021 reflects a different form of asset allocation table.
The Fund’s past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiathreadneedleus.com.
Year by Year Total Return (%) as of December 31 Each Year*	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart
	Best	2nd Quarter 2020	13.30%
	Worst	2nd Quarter 2022	-6.82%
*	Year to Date return as of March 31, 2023: 4.40%
 Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2022)
	Share Class Inception Date	1 Year	5 Years	10 Years
Class Inst	09/25/2002
returns before taxes		-12.92%	6.73%	5.89%
returns after taxes on distributions		-13.89%	4.42%	3.95%
returns after taxes on distributions and sale of Fund shares		-7.49%	4.67%	4.04%
Class A returns before taxes	03/03/2003	-18.14%	5.22%	5.00%
Class Adv returns before taxes	11/08/2012	-12.89%	6.74%	5.89%
Class C returns before taxes	03/03/2003	-14.60%	5.68%	4.84%
Class Inst2 returns before taxes	11/08/2012	-12.88%	6.78%	5.93%
Class Inst3 returns before taxes	11/08/2012	-12.82%	6.82%	5.97%
Blended Benchmark (Secondary Benchmark; an equally weighted custom composite of the Fund's primary benchmarks for equity and debt securities, established by the Investment Manager; reflects no deductions for fees, expenses or taxes)		-15.26%	5.03%	6.94%
S&P 500® Index (Primary Equity Benchmark; reflects no deductions for fees, expenses or taxes)		-18.11%	9.42%	12.56%
Bloomberg U.S. Aggregate Bond Index (Primary Debt Benchmark; reflects no deductions for fees, expenses or taxes)		-13.01%	0.02%	1.06%

Fund Management
Investment Manager: Columbia Wanger Asset Management, LLC
Portfolio Management	Title	Role with Fund	Service with the Fund Since
Alex M. Rivas	Portfolio Manager of Columbia Management and Vice President of the Investment Manager	Portfolio Manager since 2022	2018
Corey Lorenzen, CFA	Portfolio Manager of Columbia Management and Vice President of the Investment Manager	Portfolio Manager since February 2023	February 2023
Columbia Thermostat FundSM	6

Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any business day by contacting the Fund in the ways described below:
Online	Regular Mail	Express Mail	By Telephone
columbiathreadneedleus.com/investor/	Columbia Management Investment Services Corp. P.O. Box 219104 Kansas City, MO 64121-9104	Columbia Management Investment Services Corp. c/o SS&C GIDS, Inc. 430 W 7th Street, Suite 219104 Kansas City, MO 64105-1407	800.422.3737
You may purchase shares and receive redemption proceeds by electronic funds transfer, by check or by wire. If you maintain your account with a broker-dealer or other financial intermediary, you must contact that financial intermediary to buy, sell or exchange shares of the Fund through your account with the intermediary.
The minimum initial investment amounts for the share classes offered by the Fund are shown below:
Minimum Initial Investment
Class	Category of eligible account	For accounts other than Systematic Investment Plan accounts (as described in the Fund’s Prospectus)	For Systematic Investment Plan accounts
Classes A & C	All accounts other than IRAs	$2,000	$100
	IRAs	$1,000	$100
Classes Adv & Inst	All eligible accounts	$0, $1,000 or $2,000 depending upon the category of eligible investor	$100
Class Inst2	All eligible accounts	None	N/A
Class Inst3	All eligible accounts	$0, $1,000, $2,000 or $1 million depending upon the category of eligible investor	$100 (for certain eligible investors)

More information about these minimums can be found in the Buying, Selling and Exchanging Shares - Buying Shares section of the prospectus. There is no minimum additional investment for any share class.
Tax Information
The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an IRA. The use of a fund-of-funds structure could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you. If you are investing through a tax-advantaged account, you may be taxed upon withdrawals from that account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies – including the Investment Manager, the Distributor and Columbia Management Investment Services Corp. (the Transfer Agent) – may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. These potential conflicts of interest may be heightened with respect to broker-dealers owned by Ameriprise Financial, Inc. (Ameriprise Financial) and/or its affiliates. Ask your financial advisor or visit your financial intermediary's website for more information.
Columbia Acorn Family of Funds
Columbia Threadneedle Investments is the global brand name of the Columbia and Threadneedle group of companies.
The Fund is distributed by Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210.
© 2023 Columbia Management Investment Advisers, LLC. All rights reserved.
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